Operating Lease Liabilities	6 Months Ended
Jun. 30, 2020
Operating Lease Liabilities [Abstract]
Operating Lease Liabilities
17.	Operating Lease Liabilities
The Company’s consolidated balance sheets include a
right-of-use
asset and a corresponding liability for operating lease contracts where the Company is a lessee. The discount rate used to measure the lease liability presented on the Company’s consolidated balance sheets is the incremental cost of borrowing since the rate implicit in the lease cannot be determined.
The liabilities described below are for the Company’s offices in London, Gdynia and New York which are denominated in various currencies. At June 30, 2020, the weighted average discount rate across the three leases was 5.56%.
At June 30, 2020, based on the remaining lease liabilities, the weighted average remaining operating lease term was 6.0 years. The difference from the weighted average remaining contractual lease term arises from the mutual break option on the London office lease. Please read Note 13 (Commitments and Contingencies). The operating lease liability is a monetary liability and is remeasured quarterly using the current exchange rates, with changes recognized in a manner consistent with other foreign-currency-denominated liabilities in general and administrative expenses in the consolidated statements of comprehensive income.
A maturity analysis of the annual undiscounted cash flows of the Company’s operating lease liabilities at December 31, 2019 and June 30, 2020 is presented in the following table:

	December 31, 2019	June 30 2020
	(in thousands)
Year 1	$1,534	$1,459
Year 2	1,534	1,403
Year 3	1,267	1,035
Year 4	1,111	1,035
Year 5	1,111	1,035
Year 6 and thereafter	2,297	1,624

Total undiscounted operating lease commitments	$8,854	$7,591
Less: Discount adjustment	(1,347)	(1,081)

Total operating lease liabilities	$7,507	$6,510
Less: current portion	(1,178)	(1,157)

Operating lease liabilities, non-current portion	$6,329	$5,353